Vanguard FTSE All-World ex-US

Small-Cap ETF Summary Prospectus

February 26, 2010

Exchange-traded fund shares that are not individually redeemable and are traded on NYSE Arca

Vanguard FTSE All-World ex-US Small-Cap ETF (VSS)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 26, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of international small-cap companies.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker may impose a fee)
Exchange Fee on Conversion to ETF Shares	$50 through Vanguard
(Broker may impose an additional fee)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.16%
12b-1 Distribution Fee	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.40%[1]
1 The Fund’s custodian has contractually agreed to a custody expense limitation for the current fiscal year and, as a result, the
Total Annual Fund Operating Expenses in this table have been restated to reflect current operating expenses for the Fund.

Example

The following example is intended to help you compare the cost of investing in FTSE All-World ex-US Small-Cap ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in FTSE All-World ex-US Small-Cap ETF. This example assumes that FTSE All World ex-US Small-Cap ETF Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the FTSE Global Small Cap ex US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international small-capitalization stocks. The Index includes approximately 3,000 stocks of companies located in 44 countries, including both developed and emerging markets. As of October 31, 2009, the largest markets covered in the Index were the United Kingdom, Japan, Canada, Taiwan, and Australia (which made up approximately 16%, 13%, 13%, 5%, and 5%, respectively, of the Index’s market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry ratings, country ratings, market capitalization, and other financial characteristics of stocks. The Fund holds approximately 2,400 stocks of the 3,000 contained within the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the global stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index.

• Investment style risk, which is the chance that returns from non-U.S. small-capitalization stocks will trail returns from the overall global stock market. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• FTSE All-World ex-US Small-Cap ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a FTSE All-World ex-US Small-Cap ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy FTSE All-World ex-US Small-Cap ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

• Although FTSE All-World ex-US Small-Cap ETF Shares are listed for trading on NYSE

Arca, it is possible that an active trading market may not be maintained.

• Trading of FTSE All-World ex-US Small-Cap ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if FTSE All-World ex-US Small-Cap ETF Shares are delisted from NYSE Arca, or if the activation of marketwide “circuit breakers” halts stock trading generally.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund has not been in operation long enough to report a full calendar-year return. Updated performance information is available on our website at www.vanguard.com/ performance or by calling Vanguard toll-free at 800-662-7447.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since its inception.

Ryan E. Ludt, Principal of Vanguard. He has co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

To purchase or redeem ETF Shares of the Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. Authorized Participants must purchase and redeem ETF Shares in large blocks known as “Creation Units.” For this Fund, the number of ETF Shares in a Creation Unit is 100,000. Individual investors may purchase and redeem ETF Shares on NYSE Arca through a broker. The price at which an individual investor will buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A sale of ETF Shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard FTSE All-World ex-US Small-Cap ETF—Fund Number 3184

CFA® is a trademark owned by CFA Institute. Vanguard FTSE All-World ex-US Small-Cap Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE Global Small Cap ex US Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein. “FTSE®” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. “All-World” is a trademark of FTSE International Limited.

© 2010 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2; 7,337,138
Vanguard Marketing Corporation, Distributor.

SP3184 022010